UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 31, 2005

Xenonics Holdings, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	000-50775	84-1433854
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2236 Rutherford Road, Ste 123, Carlsbad, California		92008
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(760) 438-4004

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

On March 31, 2005, Xenonics Holdings, Inc. issued a press release regarding the approval of its common stock for listing on the American Stock Exchange. A copy of the press release is furnished as an exhibit to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1 - Xenonics Holdings, Inc. Press Release dated March 31, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xenonics Holdings, Inc.

April 4, 2005	By:	/s/ Alan P. Magerman

Name: Alan P. Magerman
Title: Chief Executive Officer

Xenonics Holdings, Inc.

April 4, 2005	By:	/s/ Donna G. Lee

Name: Donna G. Lee
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Xenonics Holdings, Inc. Press Release dated March 31, 2005